UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 13, 2017

Commission File Number:  000-22920

Numerex Corp
(Exact name of registrant as specified in its charter.)

Pennsylvania
(State or other jurisdiction of incorporation or organization)
11-2948749
(IRS Employer Identification No.)

400 Interstate North Parkway SE, Suite 1350, Atlanta, Georgia 30339
(Address of principal executive offices)

770-693-5950
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Vincent Costello, Chief Revenue Officer, separated from Numerex Corp. (the "Company") as of January 13, 2017. Mr. Costello will receive the severance and benefits provided under his Severance and Change in Control Agreement for termination without "Cause," as defined therein, subject to the execution and non-revocation of a separation agreement and release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Numerex Corp

Date:   January 20, 2017
By:	/s/ Kenneth Gayron

Name: Kenneth Gayron
Title: Interim Chief Executive Officer and Chief Financial Officer